UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES
Investment Company Act file number 811-05557
Prospect Street® High Income Portfolio Inc.
(Exact name of registrant as specified in charter)
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Address of principal executive offices) (Zip code)
James D. Dondero
Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Name and address of agent for service)
Registrant’s telephone number, including area code: (877) 665-1287
Date of fiscal year end: October 31
Date of reporting period: April 30, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
Prospect Street® High Income Portfolio Inc.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, TX 75240
Prospect Street®

High Income Portfolio Inc.
Semi-Annual Report

April 30, 2008

Contents

1	Letter to Stockholders

2	Portfolio Statistics

3	Schedule of Investments

8	Statement of Assets and Liabilities

9	Statement of Operations

10	Statement of Cash Flows

11	Statements of Changes in Net Assets

12	Financial Highlights

13	Notes to Financial Statements

20	Additional Information
This report has been prepared for the information of stockholders of Prospect Street® High Income Portfolio Inc.

Letter to Stockholders
Dear Stockholders:
     We are pleased to provide you with our report for Prospect Street® High Income Portfolio Inc. (the “Fund”) for the six months ended April 30, 2008. On April 30, 2008, the net asset value of the Fund was $2.90 per share, as compared to $3.41 on October 31, 2007. On April 30, 2008, the closing market price of the Fund’s shares on the New York Stock Exchange was $2.63 per share, as compared to $3.01 on October 31, 2007. During the six months ended April 30, 2008, the Fund distributed to common stockholders $0.1410 per share.
The Fund’s Investments:
     The total return on the Fund’s per share market price, assuming reinvestment of distributions, for the six months ended April 30, 2008, was (7.88)%. The total return on the Fund’s net assets, assuming reinvestment of distributions, was (10.34)% for the six months ended April 30, 2008. The variation in total returns is attributable to the decrease in the market price of the Fund’s shares of (12.62)% relative to a decrease in the net asset value of the Fund’s shares of (14.96)% during the period.
Distribution Declaration:
     On May 1, 2008, the Fund’s Board of Directors declared a distribution of $0.0235 per share of common stock, payable on May 30, 2008.

Respectfully submitted,

James Dondero

President

Mark Okada

Executive Vice President

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.
Portfolio Statistics
As of April 30, 2008 (unaudited)
Investment Type by Market Value
(As a percentage of total investments)

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.
Schedule of Investments (unaudited)
As of April 30, 2008

		Ratings
Principal			Standard &	Value
Amount ($)	Description	Moody’s	Poor’s	($)
Senior Loans - 16.83% (a) (b)
	Aerospace and Defense - 0.42%
495,000	US Airways Group, Inc., Term Loan, 5.18%, 03/23/2014	B2	B+	371,562

	Broadcasting and Entertainment - 0.94%
1,000,000	Univision Communications, Inc., Initial Term Loan, 5.47%, 09/29/2014	Ba3	B	845,708

	Buildings and Real Estate - 5.16%
2,970,344	Pacific Clarion, LLC, Term Loan, 15.00%, 01/23/2009 (c) (d)	NR	NR	2,918,363
	Realogy Corp.
1,567,026	Initial Term B Loan, 5.72%, 10/10/2013	Ba3	BB-	1,345,684
421,892	Synthetic Letter of Credit, 7.51%, 10/10/2013	Ba3	BB-	362,650

				4,626,697

	Chemicals, Plastics and Rubber - 2.08%
2,000,000	Solutia, Inc., Bridge Loan, 02/28/2015 (c) (e)	B1	B+	1,860,000

	Electronics - 3.75%
3,830,605	Freescale Semiconductor, Inc. Term Loan, 4.46%, 11/29/2013	Ba1	BB	3,362,581

	Healthcare, Education and Childcare - 1.91%
1,937,560	CCS Medical, Inc., First Lien Term Loan, 8.10%, 09/30/2012	B1	B+	1,714,740

	Housing - 2.10%
2,000,000	Weststate Land Partners LLC, Second Lien Term Loan, 11.62%, 10/31/2008	Caa1	NR	1,880,000

	Retail Stores - 0.47%
493,530	Burlington Coat Factory Warehouse Corp., Term Loan, 7.32%, 05/28/2013	B2	B-	416,144

	Total Senior Loans (cost $16,165,833)			15,077,432

Corporate Notes & Bonds - 106.24% (a)

	Aerospace and Defense - 1.89%
4,000,000	Delta Air Lines, Inc., 8.30%, 12/15/2029 (f) (g)	B2	NR	80,000
	Northwest Airlines, Inc.
1,655,068	Series 2002 - 1, Class C2, 9.06%, 05/20/2012	NR	B+	1,597,502
1,500,000	8.88%, 12/30/2027 (f) (g)	NR	NR	18,750

				1,696,252

	Automobile - 3.72%
3,500,000	American Tire Distributors Holdings, Inc., 8.95%, 04/01/2012 (h)	Caa1	CCC+	3,185,000
417,000	Delphi Corp., 6.50%, 05/01/2009 (g)	NR	NR	146,993

				3,331,993

	Broadcasting and Entertainment - 3.86%
2,960,000	Univision Communications, Inc., PIK, 9.75%, 03/15/2015 (f) (i)	B3	CCC	2,146,000
2,000,000	Young Broadcasting, Inc., 10.00%, 03/01/2011	Caa2	CCC-	1,310,000

				3,456,000

See accompanying notes to the financial statements.

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.
Schedule of Investments (unaudited) (continued)
As of April 30, 2008

		Ratings
Principal			Standard &	Value
Amount ($)	Description	Moody’s	Poor’s	($)
Corporate Notes & Bonds - (continued)

	Buildings and Real Estate - 6.51%
1,767,000	Associated Materials, Inc., 03/01/2014 (f) (j)	Caa2	CCC	1,272,240
	Realogy Corp.
5,000,000	10.50%, 04/15/2014 (f)	Caa1	CCC+	3,700,000
1,570,000	12.38%, 04/15/2015 (f)	Caa2	CCC+	863,500

				5,835,740

	Cable and Other Pay Television Services - 4.25%
4,861,000	CCH I LLC, 11.00%, 10/01/2015 (f)	Caa3	CCC	3,803,732

	Cable/Wireless Video - 5.11%
4,500,000	Intelsat Bermuda, Ltd., 11.25%, 06/15/2016 (i)	Caa2	B-	4,578,750

	Cargo Transport - 0.31%
1,000,000	Motor Coach Industries International, Inc., 11.25%, 05/01/2009	C	CC	275,000

	Chemicals, Plastics and Rubber - 0.95%
1,000,000	Georgia Gulf Corp., 9.50%, 10/15/2014 (f)	B2	CCC+	850,000

	Containers, Packaging and Glass - 5.86%
6,000,000	Solo Cup Co., 8.50%, 02/15/2014 (f)	Caa2	CCC-	5,250,000

	Electronics - 0.95%
1,000,000	WII Components, Inc., 10.00%, 02/15/2012 (f)	B2	B-	855,000

	Food, Beverage and Tobacco - 7.80%
5,300,000	Chiquita Brands International, Inc., 7.50%, 11/01/2014	Caa2	CCC	4,809,750
500,000	Land O’ Lakes Capital Trust I, 7.45%, 03/15/2028 (i)	B1	B	425,000
2,000,000	Pinnacle Foods Finance LLC, 10.63%, 04/01/2017 (f)	Caa2	CCC	1,750,000

				6,984,750

	Forest Products - Containers - 0.30%
279,321	NewPage Corp., PIK, 11.82%, 11/01/2013 (h)	B2	NR	268,148

	Healthcare, Education and Childcare - 16.56%
3,305,339	Argatroban Royalty Sub LLC, 18.50%, 09/30/2014	NR	NR	3,321,866
2,000,000	Duloxetine Royalty Sub LLC, 13.00%, 10/15/2013	NR	NR	2,070,000
1,744,000	Eszopiclone Royalty Sub LLC, 12.00%, 06/30/2014	NR	NR	1,778,880
	HCA, Inc.
500,000	7.69%, 06/15/2025	Caa1	B-	421,805
500,000	7.50%, 11/15/2095	Caa1	B-	389,862
2,000,000	Risperidone Royalty Sub LLC, 7.00%, 01/01/2012	NR	NR	1,830,000
5,000,000	TCD Pharma, 16.00%, 04/15/2024	NR	NR	5,025,000

				14,837,413

	Home and Office Furnishings, Housewares, and Durable Consumer - 1.89%
2,000,000	Spectrum Brands, Inc., PIK, 12.00%, 10/02/2013 (f) (h)	Caa3	CCC-	1,690,000

See accompanying notes to the financial statements.

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.
Schedule of Investments (unaudited) (continued)
As of April 30, 2008

		Ratings
Principal			Standard &	Value
Amount ($)	Description	Moody’s	Poor’s	($)
Corporate Notes & Bonds - (continued)

	Information Technology - 8.59%
2,500,000	Charys Holding Co., Inc., 8.75%, 02/16/2012 (g) (i)	NR	NR	1,250,000
2,000,000	Freescale Semiconductor, Inc., 6.68%, 12/15/2014 (h)	B2	B	1,605,000
6,500,000	MagnaChip Semiconductor, 6.05%, 12/15/2011 (h)	B2	B	4,842,500

				7,697,500

	Insurance - 5.74%
7,000,000	HUB International Holdings, Inc., 10.25%, 06/15/2015 (i)	Caa1	CCC+	5,145,000

	Leisure, Amusement, Motion Pictures, Entertainment - 13.59%
2,000,000	Ames True Temper, Inc., 6.71%, 01/15/2012 (h)	Caa3	CCC-	1,657,500
8,000,000	Blockbuster, Inc., 9.00%, 09/01/2012 (f)	Caa2	CCC	6,540,000
8,000,000	Tropicana Entertainment LLC, 9.63%, 12/15/2014 (f) (g)	Ca	CC	3,980,000

				12,177,500

	Oil and Gas - 3.52%
2,225,000	Energy XXI Gulf Coast, Inc., 10.00%, 06/15/2013	Caa2	CCC	2,002,500
1,080,000	McMoran Exploration Co., 11.88%, 11/15/2014	Caa1	CCC+	1,150,200

				3,152,700

	Personal, Food, and Miscellaneous Services - 0.00%
837,840	Outsourcing Services Group, Inc., PIK, 9.00%, 07/15/2009 (d)	NR	NR	0

	Retail Stores - 5.80%
3,500,000	Claire’s Stores, Inc., 10.50%, 06/01/2017 (f)	Caa2	CCC+	1,942,500
3,250,000	Dollar General Corp., 10.63%, 07/15/2015 (f)	Caa1	CCC+	3,250,000

				5,192,500

	Telecommunications - 9.04%
6,538,000	Digicel Group, Ltd., PIK, 9.13%, 01/15/2015 (f) (i)	Caa2	NR	5,557,300
2,000,000	Grande Communications Holdings, Inc., 14.00%, 04/01/2011	Caa1	NR	2,030,000
500,000	Nordic Telephone Co. Holdings, 8.88%, 05/01/2016 (i)	B2	B	513,750

				8,101,050

	Utilities - 0.00%
56,303	USGen New England, Inc., 7.46%, 01/02/2015 (g) (i)	NR	NR	0

	Total Corporate Notes & Bonds (cost $111,844,694)			95,179,028

Asset - Backed Securities (a) (h) (i) - 4.21%

2,000,000	Goldman Sachs Asset Management CLO PLC, Series 2007 - 1A, Class D, 5.99%, 08/01/2022	Baa2	BBB	1,265,400
1,000,000	GSC Partners CDO Fund, Ltd., Series 2007 - 8A, Class C, 4.19%, 04/17/2021	Baa2	BBB	557,800
1,000,000	Primus CLO, Ltd., Series 2007 - 2A, Class D, 5.11%, 07/15/2021	Baa2	BBB	664,400
1,000,000	Rampart CLO, Ltd., Series 2006 - 1A, Class C, 4.18%, 04/18/2021	Baa2	BBB	644,000
1,000,000	St. James River CLO, Ltd., Series 2007 - 1A, Class E, 7.24%, 06/11/2021	Ba2	BB	644,011

	Total Asset - Backed Securities (cost $4,086,347)			3,775,611

See accompanying notes to the financial statements.

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.
Schedule of Investments (unaudited) (continued)
As of April 30, 2008

		Ratings
Principal			Standard &	Value
Amount ($)	Description	Moody’s	Poor’s	($)
Claims - 0.08% (a)

	Aerospace and Defense - 0.08%
	Northwest Airlines, Inc.
600,000	ALPA Trade Claim, 08/21/2013	NR	NR	14,550
1,065,300	Flight Attendant Claim, 08/21/2013	NR	NR	25,834
632,250	IAM Trade Claim, 08/21/2013	NR	NR	15,332
702,450	Retiree Claim, 08/21/2013	NR	NR	17,034

	Total Claims (cost $647,521)			72,750

Shares
Common Stocks - 5.07% (a) (k)

555,258	Altiva Financial Corp.	5,552
46,601	American Banknote Corp.	775,907
853,905	ICO Global Communications Holding, Ltd. (f)	3,185,066
232	Knology, Inc.	2,974
55,843	Northwest Airlines, Inc.	539,448
24,015	Outsourcing Services Group, Inc. (d)	0
1,189	Time Warner Cable, Inc., Class A	33,292
1	Viatel Holding Ltd.	11

	Total Common Stocks (cost $12,424,388)	4,542,250

Units
Warrants - 0.00% (a) (k)

5,000	XM Satellite Radio, Inc., 03/15/2010	0

	Total Warrants (cost $870,339)	0

	Total Investments - 132.43% (cost $146,039,122) (l)	118,647,071

	Other Assets & Liabilities, Net - 12.22%	10,944,092

	Preferred Shares - (44.65)%	(40,000,000)

	Net Assets Applicable to Common Stock - 100.00%	$89,591,163

See accompanying notes to the financial statements.

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.
Schedule of Investments (unaudited) (continued)
As of April 30, 2008

(a)	Percentages are based on net assets applicable to common stock.

(b)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. (Unless otherwise identified by footnote (c), all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at April 30, 2008. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(c)	Fixed rate senior loan.

(d)	Represents fair value as determined by the Fund’s investment adviser, in good faith, pursuant to the policies and procedures approved by the Fund’s Board of Directors (the “Board”). Securities with a total aggregate market value of $2,918,363, or 3.26% of net assets were fair valued as of April 30, 2008.

(e)	All or a portion of this position has not settled. Contract rates do not take effect until settlement date.

(f)	Securities (or a portion of securities) on loan as of April 30, 2008. See Note 8.

(g)	The issuer is in default of certain debt covenants. Income is not being accrued.

(h)	Variable rate asset. The interest rate shown reflects the rate in effect at April 30, 2008.

(i)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2008, these securities amounted to $23,391,411, or 26.11% of net assets.

(j)	Step Coupon. A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods until maturity. The coupon rate will be 0.00% until the date shown below and the subsequent rate below, thereafter.

Security	Date	Rate
Associated Materials, Inc.	03/01/09	11.25%

(k)	Non-income producing security.

(l)	Cost basis for U.S. federal income tax purposes is identical to book basis. Unrealized appreciation and depreciation on investments are as follows:

Gross unrealized appreciation	$915,566
Gross unrealized depreciation	(28,307,617)

Net unrealized depreciation	$(27,392,051)

CDO Collateralized Debt Obligation

CLO Collateralized Loan Obligation

NR   Not Rated

PIK  Payment-in-Kind
See accompanying notes to the financial statements.

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.
Statement of Assets and Liabilities (unaudited)
As of April 30, 2008

($)

Assets:
Investment in securities, at value (cost $146,039,122)	118,647,071
Foreign currency (cost $23,614)	28,024
Cash and cash equivalents	10,932,559
Cash held as collateral for securities loaned (Note 8)	38,940,447
Interest receivable	2,693,181
Receivable for investments sold	607,968
Prepaid assets	41,083

Total assets	171,890,333

Liabilities:
Payable upon receipt of securities loaned (Note 8)	38,940,447
Payable for investments purchased	3,059,833
Investment advisory fee payable (Note 3)	68,030
Preferred shares distribution payable	27,680
Other accounts payable	203,180

Total liabilities	42,299,170

Preferred Shares:
Preferred shares, $0.01 par value ($25,000 liquidation preference)
Authorized - 1,000,000 shares	—
Issued and outstanding - 1,600 Series W shares (Note 7)	40,000,000

Total preferred shares	40,000,000

Net Assets Applicable to Common Stock:
Common stock, $0.03 par value
Authorized - 100,000,000 shares	—
Issued and outstanding - 30,874,699 shares	926,241
Capital in excess of par value	250,189,763
Accumulated net realized gain/(loss) on investments and foreign currency transactions	(137,695,031)
Undistributed net investment income	3,556,268
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currency	(27,386,078)

Net assets applicable to common stock	89,591,163

Net asset value per share of common stock outstanding	2.90

See accompanying notes to the financial statements.

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.
Statement of Operations
For the Six Months Ended April 30, 2008 (unaudited)

($)

Investment Income:
Interest Income	6,962,691
Accretion of bond discount (net)	436,104
Securities lending income	232,915

Total investment income	7,631,710

Expenses:
Investment advisory fee (Note 3)	428,066
Administration fee	38,894
Transfer agency fees	22,740
Printing expense	24,635
Legal fees	22,897
Registration expenses	13,694
Rating agency fees	8,354
Audit fees	22,675
Insurance expenses	36,690
Custody fee	10,361
Preferred shares broker expense	50,474
Directors’ fees and expenses (Note 5)	18,113
Miscellaneous expense	24,939

Total operating expenses	722,532
Interest expense	6,103

Net expenses	728,635

Net investment income	6,903,075

Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency
Net realized gain/(loss) on investments	(4,159,588)
Net change in unrealized appreciation/(depreciation) on investments	(13,278,792)
Net change in unrealized appreciation/(depreciation) on unfunded transactions	(321)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currency	2,546

Net realized and unrealized gain/(loss) on investments and foreign currency	(17,436,155)

Distributions to Preferred Shareholders	(933,033)

Net change in net assets from operations	(11,466,113)

See accompanying notes to the financial statements.

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.
Statement of Cash Flows
For the Six Months Ended April 30, 2008 (unaudited)

($)

Cash Flows provided by Operating Activities:
Interest received	7,492,164
Decrease in cash held as collateral for securities loaned	10,375,034
Operating expenses paid	(672,382)
Preferred shares distributions	(944,336)
Purchase of portfolio securities	(46,887,234)
Decrease in payable upon receipt of securities loaned	(10,375,034)
Sales and maturities of portfolio securities	48,502,729

Net cash and foreign currency provided by operating activities	7,490,941

Cash Flows used by Financing Activities:
Common stock distributions paid from net investment income	(4,353,333)

Net cash used by financing activities	(4,353,333)

Net Change in Cash and Foreign Currency	3,137,608
Cash and Foreign Currency, Beginning of the Period	7,822,975

Cash and Foreign Currency, End of the Period	10,960,583

Reconciliation of Net Changes in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:
Net change in net assets resulting from operations	(11,466,113)
Change in interest and dividends receivable	296,558
Change in investments	1,615,495
Change in prepaids	23,961
Change in investment advisory fee payable	(12,388)
Change in accrued expenses	33,377
Net realized gain/(loss) on investments and foreign currency transactions	4,159,588
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currency	13,276,567
Accretion of bond discount	(436,104)

Net cash and foreign currency provided by operating activities	7,490,941

Supplemental Information:
Interest paid during the period	6,103

See accompanying notes to the financial statements.

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.
Statements of Changes in Net Assets

	Six Months	Year
	Ended	Ended
	April 30, 2008	October 31, 2007
	($)	($)
From Operations:
Net investment income	6,903,075	11,532,622
Net realized gain/(loss) on investments and foreign currency transactions	(4,159,588)	5,084,562
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currency	(13,276,567)	(4,987,805)
Distributions to preferred shareholders	(933,033)	(2,124,100)

Net change in net assets from operations	(11,466,113)	9,505,279

From Distributions to Common Stockholders:
Distributions to common stockholders from net investment income	(4,353,333)	(8,629,480)

Net decrease in net assets resulting from distributions to common stockholders	(4,353,333)	(8,629,480)

Total change in net assets	(15,819,446)	875,799

Net Assets Applicable to Common Stock:
Beginning of period	105,410,609	104,534,810

End of period (including undistributed net investment income of $3,556,268 and $1,939,559, respectively)
	89,591,163	105,410,609

See accompanying notes to the financial statements.

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.
Financial Highlights
Selected per share data and ratios
For each share of common stock outstanding throughout the years presented

	Six Months
	Ended
	April 30,
	2008		Years Ended October 31,
	(unaudited)		2007		2006		2005	2004	2003
Net asset value, beginning of period	$3.41		$3.39		$3.25		$3.08	$2.61	$1.77

Net investment income (a)	$0.22		$0.37		$0.35		$0.36	$0.35	$0.37
Net realized and unrealized gain/(loss) on investments (a)	$(0.56)		$—	(b)	$0.11		$0.14	$0.47	$0.81
Distributions to preferred shareholders	$(0.03)		$(0.07)		$(0.06)		$(0.04)	$(0.02)	$(0.02)

Total from investment operations	$(0.37)		$0.30		$0.40		$0.46	$0.80	$1.16

Distributions:
Distributions from accumulated net investment income to common stockholders	$(0.14)		$(0.28)		$(0.26)		$(0.29)	$(0.33)	$(0.32)

Total distributions	$(0.14)		$(0.28)		$(0.26)		$(0.29)	$(0.33)	$(0.32)

Net asset value, end of period	$2.90		$3.41		$3.39		$3.25	$3.08	$2.61

Market price per share, end of period	$2.63		$3.01		$3.23	(c)	$2.77	$3.24	$2.96

Total investment return based on market value (d)	(7.88	%)(e)	1.63%		26.86	%(c)	(6.90%)	21.61%	66.45%

Net assets, end of period (f)	$89,591		$105,411		$104,535		$100,443	$93,894	$74,113

Preferred shares outstanding, end of period (f)	$40,000		$40,000		$40,000		$40,000	$40,000	$40,000

Asset coverage:
Per preferred share (g)	324%		382%		372%		351%	334%	285%
Ratio of total expenses to average net assets, applicable to common stock (i)	1.57	%(h)	1.35	%(h)	1.67%		1.85%	2.18%	4.07%
Ratio of net investment income to average net assets, applicable to common stock (i)	15.02%		10.80%		10.15%		10.08%	11.88%	16.60%
Portfolio turnover rate	30.41	%(e)	216.17%		150.28%		72.84%	81.25%	111.35%

(a)	Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund’s rights offerings.

(b)	Represents less than $0.005 per share.

(c)	A closing market price of $3.24, rather than $3.23, was disclosed in the Fund’s October 31, 2006 annual report as its New York Stock Exchange (“NYSE”) market price at October 31, 2006. This occurred because the composite index price was inadvertently used instead of the NYSE price. Accordingly, the one-year return for the fiscal year ended October 31, 2006 was 26.86%, rather than 27.23% previously reported.

(d)	Total investment return based on market value may result in substantially different returns than investment return based on net asset value, as market value can be significantly greater or less than the net asset value. Total investment return calculation assumes reinvestment of distributions.

(e)	Not annualized.

(f)	Dollars in thousands.

(g)	Calculated by subtracting the Fund’s total liabilities (not including senior securities) from the Fund’s total assets and dividing such amount by the principal amount of the debt outstanding and aggregate liquidation preference of the outstanding shares of Series W Auction Rate Cumulative Preferred Shares.

(h)	Ratio of total expenses to average net asset includes interest expense of 0.01% for the six months ended April 30, 2008 and the year ended October 31, 2007.

(i)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
See accompanying notes to the financial statements.

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 2008 (unaudited)
(1) Organization and Operations:
     Prospect Street High Income Portfolio Inc. (the “Fund”) was organized as a corporation in the state of Maryland on May 13, 1988, and is registered with the Securities and Exchange Commission (“SEC”) as a diversified, closed-end investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on December 5, 1988.
Investment Objective:
     The Fund’s investment objective is to provide high current income, while seeking to preserve stockholders’ capital, through investment in a professionally managed, diversified portfolio of high yield, high risk securities (commonly referred to as “junk” bonds or securities).
(2) Significant Accounting Policies:
     The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.
(a) Use of Estimates
     The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates.
(b) Valuation of Investments
     In computing the Fund’s net assets attributable to common stock, securities with readily available market quotations use those quotations for valuation. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day will be valued by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources.
     If securities do not have readily available market quotations or pricing service prices, including circumstances under which such are determined not to be accurate or current (including when events materially affect the value of securities occurring between the time when market price is determined and calculation of the Fund’s net asset value), such securities are valued at their fair value, as determined by Highland Capital Management, L.P. (the “Investment Adviser”) in good faith in accordance with procedures approved by the Fund’s Board of Directors. In these cases, the Fund’s net asset value will reflect the affected portfolio securities’ value as determined in the judgment of the Investment Adviser instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their net asset values.
     There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.
NOTES TO FINANCIAL STATEMENTS (continued)
(c) Security Transactions and Related Investment Income
     Security transactions are accounted for on the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income and accretion of discounts are recorded on the accrual basis. Dividend income is recorded on ex-dividend date. It is the Fund’s policy to place securities on non-accrual status when collection of interest is doubtful.
(d) Foreign Currency
     Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the statement of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
(e) Federal Income Taxes
     It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its investment company taxable income and gains, if any, to its stockholders each year; as such, the Fund will not be subject to federal income taxes. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
     The accumulated capital losses available to offset future capital gains, if any, expire in the amounts indicated below on the following dates:

Carryover Available	Expiration Date
$35,790,515	October 31, 2008
36,946,575	October 31, 2009
15,212,478	October 31, 2010
21,799,603	October 31, 2011
21,289,289	October 31, 2012
2,406,796	October 31, 2013

$133,445,256

     In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. FASB required adoption of FIN 48 for fiscal years beginning after December 15, 2006, and FIN 48 is to be applied to all open tax years as of the effective date. However, on December 22, 2006, the SEC delayed the required implementation date of FIN 48 for management investment companies until June 29, 2007. As of June 29, 2007, the Fund adopted FIN 48 for all subsequent reporting periods and management has determined that there is no material impact on the financial statements.

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.
NOTES TO FINANCIAL STATEMENTS (continued)
(f) Cash Flow Information
     The Fund invests primarily in corporate debt securities and makes distributions from net investment income, which are paid in cash or shares of common stock of the Fund. These activities are reported in the accompanying statement of changes in net assets, and additional information on cash receipts and cash payments is presented in the accompanying statement of cash flows.
(g) Cash and Cash Equivalents
     The Fund considers all demand deposits and highly liquid investments purchased with original maturities equal to or less than three months when purchased to be cash equivalents.
(h) Additional Accounting Standards
     In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157. Its impact on the financial statements has not yet been determined.
(3) Investment Advisory Agreement:
     The Investment Adviser earned $428,066 in investment advisory fees for the six months ended April 30, 2008. Investment advisory fees paid by the Fund to the Investment Adviser were calculated at 0.65% (on an annual basis) of the average weekly net asset value (“NAV”), defined as total assets of the Fund less accrued liabilities (excluding the principal amount of any bank loans, notes and the liquidation preference of any preferred shares, including accrued and unpaid dividends on any preferred shares), up to and including $175,000,000 of net assets, 0.55% on the next $50,000,000 of net assets and 0.50% of the excess of net assets over $225,000,000.
(4) Purchases and Sales of Securities:
     For the six months ended April 30, 2008, the aggregate cost of purchases and proceeds from sales of investment securities, other than U.S. Government obligations and short-term investments, was approximately $38,449,357 and $43,366,353, respectively. There were no purchases or sales of U.S. Government obligations for the six months ended April 30, 2008.
(5) Certain Transactions:
     An officer of the Investment Adviser serves on the Board of the Fund. He receives no compensation in this capacity.
     Effective January 1, 2008, each Director who is not an “interested person” (as defined in the 1940 Act) (“Independent Director”), receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The Highland Fund Complex consists of all of the registered investment companies and a business development company advised by the Investment Adviser as of the date of this report. For the six months ended April 30, 2008, the Fund incurred Board of Directors’ fees and expenses of $18,113.
     Prior to January 1, 2008, directors who are not officers or employees of the Investment Adviser received fees of $15,000 per year, together with the reimbursement of actual out-of-pocket expenses incurred relating to board meeting attendance.

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.
NOTES TO FINANCIAL STATEMENTS (continued)
(6) Distributions:
     Distributions on the Fund’s common stock (“Common Stock”) are declared based on annual projections of the Fund’s net investment income (defined as dividends and interest income, net of Fund expenses). The Fund plans to pay monthly distributions to holders of Common Stock (“Common Stockholders”). As a result of market conditions or investment decisions, the amount of distributions may exceed net investment income earned at certain times throughout the period. It is anticipated that, on an annual basis, the amount of distributions to Common Stockholders will not exceed net investment income (as defined above) allocated to Common Stockholders for income tax purposes.
     For the year ended October 31, 2007, the tax character of distributions paid by the Fund to Common Stockholders was as follows:

Distributions from net investment income	$8,629,480
Distributions from paid in capital	0

$8,629,480

     For the year ended October 31, 2006, the tax character of distributions paid by the Fund to Common Stockholders was as follows:

Distributions from net investment income	$8,166,360
Distributions from paid in capital	0

$8,166,360

     The following is the history of the Fund’s calendar year distributions to Common Stockholders and their composition in calendar years 2003 through 2007.

	2007	2006	2005	2004	2003
Distributions to Common Stockholders	$0.28	$0.27	$0.28	$0.33	$0.31
Composition of Distributions*
Ordinary Income	100%	100%	100%	100%	100%
Return of Capital	0%	0%	0%	0%	0%
Capital Gains	0%	0%	0%	0%	0%

Total	100%	100%	100%	100%	100%

Ordinary Income	$0.28	$0.27	$0.28	$0.33	$0.31
Return of Capital	$—	$—	$—	$—	$—
Capital Gains	$—	$—	$—	$—	$—

Total	$0.28	$0.27	$0.28	$0.33	$0.31

*	Distributions and their composition may differ for Common Stockholders who bought or sold shares during the year.
(7) Preferred Shares:
     On March 16, 2001, the Fund issued 3,000 shares of Series W Auction Rate Cumulative Preferred Shares (“Preferred Shares”) with $0.01 par value, $25,000 liquidation preference, for a total issuance of $75,000,000. As of April 30, 2008, 1,600 Preferred Shares were outstanding. The Fund may borrow amounts in the future to increase its use of leverage within the limitations imposed by the 1940 Act. Significant provisions regarding the Preferred Shares are described below.
Redemption
     The Preferred Shares are not subject to any sinking fund but are subject to mandatory redemption under certain circumstances. If the Fund does not timely cure the failure to meet certain asset coverage, portfolio valuation or timely filing

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.
NOTES TO FINANCIAL STATEMENTS (continued)
requirements, the Preferred Shares are subject to mandatory redemption out of funds legally available in accordance with the Fund’s charter and applicable law, at a redemption price of $25,000 per Preferred Share plus an amount equal to accumulated but unpaid dividends thereon, whether or not earned or declared to the date fixed for redemption. In addition, the Fund at its option may redeem Preferred Shares having a dividend period of one year or less at this same redemption price to the extent permitted under the 1940 Act and Maryland law. Any Preferred Shares repurchased or redeemed by the Fund will be classified as authorized but unissued Preferred Shares. The Preferred Shares have no preemptive, exchange or conversion rights. The Fund will not issue any class of stock senior to or on parity with the Preferred Shares.
Dividends
     The Preferred Shares pay dividends based on a rate set at auctions, normally held every seven days. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period. The dividend payment date for special dividend periods of more than seven days is set forth in the notice designating a special dividend period. At April 30, 2008, the rate on the Preferred Shares was 3.21%. In general, when the Fund has any Preferred Shares outstanding, the Fund may not pay any dividend or distribution in respect of Common Stock unless the Fund has paid all cumulative dividends on Preferred Shares.
Voting Rights
     The Fund’s Preferred Shares and Common Stock have equal voting rights of one vote per share and vote together as a single class. The Preferred Shares and Common Stock vote as separate classes on certain matters as required under the Fund’s charter, the 1940 Act and Maryland law.
Liquidation
     In the event of a liquidation of the Fund, whether voluntary or involuntary, the holders of the Preferred Shares (“Preferred Shareholders”) are entitled to receive, prior to and in preference to any distribution of any of the assets of the Fund available for distribution to the Common Stockholders, a liquidation preference in the amount of $25,000 for each share outstanding plus an amount equal to all dividends thereon, whether or not earned or declared, accumulated but unpaid to and including the date of final distribution. After the payment to the Preferred Shareholders of the full preferential amounts, the Preferred Shareholders will have no right or claim to any of the remaining assets of the Fund.
(8) Securities Loans:
     The Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to the Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. As of April 30, 2008, the market value of securities loaned by the Fund was $36,861,054. The loans were secured with cash collateral of $38,940,447.
(9) Disclosure of Significant Risks:
Credit Risk
     Credit risk is the risk that the issuer of a security owned by the Fund will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.
NOTES TO FINANCIAL STATEMENTS (continued)
Interest Rate Risk
     Interest rate risk is the risk that prices of securities owned by the Fund generally increase when interest rates decline and decrease when interest rates increase.
Foreign Currency Risk
     Securities quoted or denominated in non-U.S. currencies may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated.
(10) Stockholder Voting Results
     On June 6, 2008 the Board of Directors approved the full redemption of the $40 million of preferred shares outstanding.
     At an Annual Meeting of the stockholders originally scheduled for June 6, 2008 and adjourned until June 10, 2008 (the “Meeting”), the Common and Auction Rate Cumulative Preferred stockholders of record of the Fund as of April 14, 2008 (“Record Date”) were asked to approve an Agreement and Plan of Reorganization between the Fund and Highland Credit Strategies Fund (the “Acquiring Fund”) pursuant to which the Fund will transfer its assets to the Acquiring Fund in exchange for Acquiring Fund shares (and cash in lieu of certain fractional shares) and the Acquiring Fund’s assumption of the Fund’s liabilities at which time the Fund will dissolve under applicable state law (“Proposal 1” or the “Reorganization”). In addition, the Common and Auction Rate Cumulative Preferred stockholders of record of the Fund as of the Record Date were asked to approve the election of Timothy K. Hui and Scott F. Kavanaugh as Class II Directors of the Fund (“Proposal 2”). As of the Record Date, the Fund had the following common stock and preferred shares outstanding:

Common Stock	30,874,699

Auction Rate Cumulative Preferred Shares	1,600
     On June 6, 2008, the date of the Meeting, although the Fund’s quorum requirement for holding the meeting was met, there was not present in person or by proxy a sufficient number of shares to approve Proposal 1. Therefore, the Meeting was adjourned until June 10, 2008.

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.
NOTES TO FINANCIAL STATEMENTS (continued)
     At the resumption of the meeting on June 10, 2008, the Fund’s quorum requirement for holding the meeting continued to be met and Proposals 1 and 2 were approved by the Common stockholders and Auction Rate Cumulative Preferred shareholders of the Fund. The shares represented at the Meeting on June 10, 2008 voted the Proposals as follows:
     With respect to Proposal #1, the approval of an Agreement and Plan of Reorganization for the Common Stock:

For:	16,688,813

Against:	1,278,113

Abstain:	684,194

Non Vote:	8,555,000
     With respect to Proposal #1, the approval of an Agreement and Plan of Reorganization for the Auction Rate Cumulative Preferred Shares:

For:	1,167

Against:	21

Abstain:	2

Non Vote:	377
     With respect to Proposal #2, the election of Scott F. Kavanaugh as a Class II Director of the Fund for the Common Stock:

For:	24,566,080

Withheld:	2,640,040
     With respect to Proposal #2, the election of Timothy K. Hui as a Class II Director of the Fund for the Auction Rate Cumulative Preferred Shares:

For:	1,553

Withheld:	14
     The Reorganization is subject to certain closing conditions and is currently expected to close in July 2008.

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.
ADDITIONAL INFORMATION (unaudited)
Additional Portfolio Information
     The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.
Approval of Investment Advisory Agreement
     The Fund has retained the Investment Adviser to manage its assets pursuant to an advisory agreement with the Investment Adviser (the “Advisory Agreement”). The Advisory Agreement has been approved by the Fund’s Board, including a majority of the Independent Directors at a meeting held on December 14, 2007. Following an initial term of two years, the Advisory Agreement continues in effect from year-to-year provided such continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Fund, or by the Board, and, in either event, by a majority of the Independent Directors of the Fund casting votes in person at a meeting called for such purpose.
     At the meeting held on December 14, 2007, the Independent Directors, assisted by their independent legal counsel, met in executive session to discuss the continuation of the Advisory Agreement. Prior to the meeting, the Independent Directors had requested detailed information from the Investment Adviser which included: (1) information confirming the financial soundness of the Investment Adviser; (2) information on the advisory and compliance personnel of the Investment Adviser, including compensation arrangements; (3) information on the internal compliance procedures of the Investment Adviser; (4) comparative information showing how the Fund’s fees and operating expenses compare to (i) other registered investment companies and private funds that follow investment strategies similar to those of the Fund and (ii) other private and registered pooled investment vehicles or accounts managed by the Investment Adviser, as well as the performance of such vehicles and accounts; (5) information regarding brokerage and portfolio transactions and (6) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser. In connection with its deliberations at this meeting, the Board consulted with independent counsel and counsel to the Fund and considered information and factors that it believed were relevant to the interests of the Fund’s shareholders, including the following:
The nature, extent, and quality of the services provided by the Investment Adviser
     The Board considered the portfolio management services provided by the Investment Adviser and the activities related to portfolio management, including use of technology, research capabilities and investment management staff. They discussed the experience and qualifications of the personnel providing advisory services, including the background and experience of the members of the portfolio management team. The Board reviewed the management structure, assets under man-

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.
ADDITIONAL INFORMATION (unaudited) (continued)
agement and investment philosophies and processes of the Investment Adviser. They also reviewed and discussed the Investment Adviser’s compliance policies and procedures. The Board concluded that the Investment Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement and that the nature and quality of such advisory services are satisfactory.
The Investment Adviser’s historical performance in managing the Fund
     The Board reviewed the Investment Adviser’s historical performance in managing the Fund over various time periods ended October 31, 2007. They contrasted this performance versus the Fund’s peers as well as the Fund’s benchmark. They also noted that they had been given information regarding the performance of Prospect Street® Income Shares Inc. (“CNN”) and Highland Credit Strategies Fund (“HCF”) as part of their quarterly review and contrasted the Fund’s performance versus that of CNN and HCF. The Board was satisfied with the Investment Adviser’s historical performance in managing the Fund.
The costs of the services to be provided by the Investment Adviser and the profits realized by the Investment Adviser and its affiliates from the relationship with the Fund
     The Board also gave substantial consideration to the fees payable under the Advisory Agreement, including: (1) the annual fee as a portion of the Fund’s managed assets paid to the Investment Adviser under the Advisory Agreement; (2) the expenses the Investment Adviser incurs in providing advisory services and (3) a comparison of the fees payable to the Investment Adviser under the Advisory Agreement to fees payable either to the Investment Adviser by other funds or to other investment advisers serving other closed-end companies with similar investment programs to that of the Fund. After such review, the Board determined that the costs of the services to the Fund and the profitability rate to the Investment Adviser with respect to the Advisory Agreement were fair and reasonable.
The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders
     The Board considered the asset level of the Fund, the information provided by the Investment Adviser relating to its costs, and information comparing the fee rate charged by the Investment Adviser with fee rates charged by other unaffiliated investment managers to their clients and that due to its nature as a closed-end fund, the Fund’s asset level is not expected to increase significantly as a result of new capital contributions. The Board concluded that the fee structure is reasonable and appropriate and, in view of the Fund’s structure, the sharing of economies of scale is not particularly relevant.
     Following a further discussion of the factors above and the merits of the Advisory Agreement and its various provisions, it was noted that in considering the Advisory Agreement, no single factor was determinative of the decision of the Board. Rather, after weighing all of the factors and reasons discussed above, the Board determined that the Advisory Agreement, including the advisory fees paid to the Investment Adviser under the Advisory Agreement, are fair and reasonable to the Fund in light of the services that the Investment Adviser provides, its costs and the Fund’s asset level and concluded that the Advisory Agreement should be continued for another year.

PROSPECT STREET® HIGH INCOME PORTFOLIO INC.

Investment Adviser	Fund Counsel
Highland Capital Management, L.P.	Ropes & Gray LLP
NexBank Tower	One International Place
13455 Noel Road	Boston, MA 02110
Suite 800
Dallas, TX 75240

Independent Registered Public Accounting Firm	Transfer and Stockholders’ Servicing Agent
Deloitte & Touche LLP	PFPC Inc.
JPMorgan Chase Tower	P.O. Box 43027
2200 Ross Avenue	Providence, RI 02940-3027
Suite 1600
Dallas, TX 75201-6778	Custodian
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153
Facts for Stockholders:
     Prospect Street® High Income Portfolio Inc. (the “Fund”) is listed on the NYSE under the symbol “PHY.” The Wall Street Journal and Wall Street Journal Online publish Friday’s closing NAV of the Fund every Monday and list the market price of the Fund daily. The NAV and market price of the Fund are also published in Barron’s Market Week every Saturday. Our website is www.prospectstreet.net. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and the Fund’s proxy voting record for the most recent 12-month period ended June 30th, are available (1) without charge, by calling (877) 665-1287 and (2) on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.
     The Fund mails one stockholder report to each stockholder address. If you would like more than one report, please call stockholder services at 1-877-665-1287 and additional reports will be sent to you.
     Questions Regarding Your Account: Please telephone PFPC Inc. at their toll free number, 1-800-331-1710, Monday through Friday from 9:00 a.m. to 5:00 p.m. EST.
     Written Correspondence Regarding Your Account: Please address all general stockholder inquiries to PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027.

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Effective April 1, 2008, Brad Borud and R. Joseph Dougherty were appointed portfolio managers of Prospect Street® High Income Portfolio Inc.
Brad Borud. Mr. Borud is a Partner, Senior Trader and Chief Investment Officer — Retail Products at Highland. Prior to his current duties, Mr. Borud served as a Senior Trader and Co-Director of Portfolio Management for Highland from 2003 to 2008, as a Portfolio Manager and Team Leader from 2001 to 2003, as a Portfolio Manager from 1998 to 2001, and as a Portfolio Analyst from 1996 to 1998. As a Portfolio Manager, Mr. Borud covered a wide range of industries, including wireline telecommunications, wireless telecommunications, telecommunication equipment manufacturers, multichannel video and media. Prior to joining Highland in November 1996, Mr. Borud worked as a Global Finance Analyst in the Corporate Finance Group at NationsBank from 1995 to 1996 where he was involved in the originating, structuring, modeling and credit analysis of leveraged transactions for large corporate accounts in the Southwest region of the United States. In 1994, Mr. Borud served at Conseco Capital Management as an Analyst Intern in the Fixed Income Research Department, following the transportation and energy sectors. Mr. Borud has a BS in Business Finance from Indiana University.
R. Joseph Dougherty. Mr. Dougherty is a Partner and Senior Portfolio Manager at Highland and heads its Retail Products business unit. He serves as Portfolio Manager, Senior Vice President, Trustee and/or Director of Highland’s NYSE-listed funds and 1940 Act registered funds. He also serves as Portfolio Manager for Highland’s sub-advised closed-end funds. In this capacity, Mr. Dougherty oversees investment decisions for the retail funds, alongside several other Portfolio Managers, and manages the team dedicated to the day-to-day operations of the retail funds. Prior to his current duties, Mr. Dougherty served as Portfolio Analyst for Highland from 1998 to 1999. As a Portfolio Analyst, Mr. Dougherty followed companies within the chemical, retail, supermarket, wireless and restaurant sectors. Prior to joining Highland in March 1998, Mr. Dougherty served as an Investment Analyst with Sandera Capital Management from 1997 to 1998. Formerly, he was a Business Development Manager at Akzo Nobel from 1994 to 1996 and a Senior Accountant at Deloitte & Touche, LLP from 1992 to 1994. He received an MBA from Southern Methodist University, and a BS in Accounting from Villanova University. Mr. Dougherty is a Certified Public Accountant, and has earned the right to use the Chartered Financial Analyst designation.
The following tables provide information about the funds and accounts, other than the Fund, for which the Fund’s portfolio managers are primarily responsible for the day-today portfolio management as of April 30, 2008.
Brad Borud

	Total Number	Total Assets	Total Number of Accounts	Total Assets Managed with
	of Accounts	Managed	Managed with Performance-	Performance-Based
Type of Accounts	Managed	(millions)	Based Advisory Fee	Advisory Fee (millions)
Registered Investment Companies:	15	$6,939	2	$294
Other Pooled Investment Vehicles:	—	$—	—	$—
Other Accounts:	—	$—	—	$—

R. Joseph Dougherty

	Total Number	Total Assets	Total Number of Accounts	Total Assets Managed with
	of Accounts	Managed	Managed with Performance-	Performance-Based
Type of Accounts	Managed	(millions)	Based Advisory Fee	Advisory Fee (millions)
Registered Investment Companies:	10	$5,677	—	$—
Other Pooled Investment Vehicles:	1	$334	—	$—
Other Accounts:	—	$—	—	$—
Conflicts of Interests
The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Fund, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.
The Adviser, its affiliates or their partners, directors, officers and employees similarly serve or may serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.

While the Adviser does not believe there will be frequent conflicts of interest, if any, the Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.
Compensation
Highland’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors including the relative performance of a portfolio manager’s underlying account, the combined performance of the portfolio managers’ underlying accounts, and the relative performance of the portfolio managers’ underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Highland, such as its “Option It Plan” and its “Long-Term Incentive Plan,” described below.
Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with Highland, which may include the amount of assets supervised and other management roles within Highland.
Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:
Option It Plan. The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly-compensated employees of Highland in order to promote the success of Highland.
Long Term Incentive Plan. The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of Highland.
Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with Highland.
Ownership of Securities
The following table sets forth the dollar range of equity securities of the Fund beneficially owned by each portfolio manager as of April 30, 2008.

Dollar Range of Equity Securities
Name of Portfolio Manager	Beneficially Owned by Portfolio Manager
Brad Borud	$100,001 - $500,000
R. Joseph Dougherty	$100,001 - $500,000
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a) Total
	Number of		(c) Total Number of Shares	(d) Maximum Number (or Approximate
	Shares (or	(b) Average	(or Units) Purchased as Part	Dollar Value) of Shares (or Units) that
	Units)	Price Paid per	of Publicly Announced Plans	May Yet Be Purchased Under the Plans
Period	Purchased	Share (or Unit)	or Programs	or Programs
November 1, 2007 to	18,571	$2.8646	18,571	30,874,699
November 30, 2007

December 1, 2007 to	19,590	$2.7689	19,590	30,874,699
December 31, 2007

January 1, 2008 to	19,036	$2.6923	19,036	30,874,699
January 31, 2008

February 1, 2008 to	19,444	$2.5680	19,444	30,874,699
February 29, 2008

March 1, 2008 to	25,421	$2.4448	25,421	30,874,699
March 31, 2008

April 1, 2008 to	18,703	$2.65	18,703	30,874,699
April 30, 2008

Total	120,765		120,765

a.	The date each plan or program was announced: January 21, 2000

b.	The dollar amount (or share or unit amount) approved: NONE

c.	The expiration date (if any) of each plan or program: NONE

d.	Each plan or program that has expired during the period covered by the table: NONE

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases.: NONE
Item 10. Submission of Matters to a Vote of Security Holders.
On April 16, 2007 the Board of Trustees of the Fund approved changes to the Nominating Committee Charter, including the addition of Annex A which provides procedures for shareholders to propose nominations for Trustee candidates.

ANNEX A
NOMINATING COMMITTEE POLICY REGARDING
SELECTION / RECOMMENDATION OF TRUSTEE NOMINEES
A candidate for nomination as Trustee submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following qualifications have been met and procedures followed:
1.	A shareholder or group of shareholders (referred to in either case as a “Nominating Shareholder”) that beneficially owned, in the aggregate, more than 5% of the Fund’s voting common shares, with each of the shares used to calculate that ownership held for at least one year as of the date the recommendation was made, may submit one candidate to the Committee for consideration at an annual meeting of shareholders.

2.	The Nominating Shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

3.	The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than 120 calendar days before the date of the Fund’s proxy statement released to shareholders in connection with the previous year’s annual meeting. If, however, the Fund did not hold an annual meeting in the previous year, or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before the Fund begins to print and mail its proxy materials.

4.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the Nominating Shareholder (the “candidate”); (B) any position or business relationship of the candidate, currently or within the preceding five years, with the Nominating Shareholder or an Associated Person of the Nominating Shareholder (as defined below); (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such Nominating Shareholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees of the Fund; (E) whether the Nominating Shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a Trustee or senior officer of public companies, Trusteeships/trusteeships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a Trustees’ questionnaire if elected; (iv) the Nominating Shareholder’s consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the Nominating Shareholder and any Associated Person of the Nominating Shareholder and

the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the Nominating Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Shareholder. “Associated Person of the Nominating Shareholder” as used in this paragraph 4 means any person required to be identified pursuant to clause (v) and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the Nominating Shareholder or (b) any person required to be identified pursuant to clause (v).

5.	The Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Shareholder to serve on the Board. If the Nominating Shareholder fails to provide such other information in writing within seven days of receipt of a written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1)	Not applicable.

(a)	(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)	(3)	Not applicable.

(b)		Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Prospect Street® High Income Portfolio Inc.

By (Signature and Title)*	/s/ James D. Dondero
James D. Dondero, Chief Executive Officer and President
(principal executive officer)
Date June 26, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James D. Dondero
James D. Dondero, Chief Executive Officer and President
(principal executive officer)

Date June 26, 2008

By (Signature and Title)*	/s/ M. Jason Blackburn
M. Jason Blackburn, Chief Financial Officer,
Treasurer and Secretary
(principal financial officer)

Date June 26, 2008

*	Print the name and title of each signing officer under his or her signature.